UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2001

Intacta Technologies Inc.
 _______________

Nevada	0-30467	58-2488071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road Suite 1445 Atlanta, GA 30326-1372

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (404) 880-9919

Item 5         Other Events

On February 20, 2001, Intacta Technologies Inc., (the "Company") announced an alliance with SecureWorks, Inc. to deliver applications to the growing pervasive computing market.
Item 7         Financial Statements and Exhibits

(c)     Exhibits:

 1.       Press Release of the Company dated February 20, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intacta Technologies Inc.

Date: February 21, 2001	By: /s/ Sandra Buschau

Sandra Buschau
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued February 20, 2001